UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2000
                                                 ------------


                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                              1-14219              94-2964195
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(State or other jurisdiction       (Commission File          (I.R.S.Employer
of incorporation)                       Number)              Identification No.)

401 Taraval Street, San Francisco, CA                        94116
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(Address of principal executive offices)                     (Zip Code)



(Registrant's telephone number, including area code: (415) 242-7800





              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

   On May 12, 2000, the registrant's board of directors named Grant Thornton LLP (the "Accountant") as the accountant to audit Transnational Financial Network, Inc. (the "Company") for the fiscal year 2000. Neither the Company nor anyone acting on behalf of the Company consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements. No written or oral advice was provided by Grant Thornton that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues.

   The Company has not consulted its former accountant, Deloitte & Touche LLP, regarding any such issues.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.

    Date: May 16, 2000
                                            Transnational Financial Corporation

                                            /s/ Joseph Kristul
                                            -----------------------------------
                                            Joseph Kristul, President